Filed Pursuant to Rule 497(e)
1933 Act File No. 333-215588
1940 Act File No. 811-23226

Supplement Dated
February 18, 2020

to the

Overlay Shares Large Cap Equity ETF
Overlay Shares Small Cap Equity ETF
Overlay Shares Foreign Equity ETF
Overlay Shares Core Bond ETF
Overlay Shares Municipal Bond ETF
(collectively, the “Funds”)

Statement of Additional Information (“SAI”)
dated September 26, 2019

The following replaces the second paragraph of the “Purchase and Redemption of Shares in Creation Units – Procedures for Purchase of Creation Units” section on page 23 of the Funds’ SAI.
All orders to purchase Shares directly from the Funds must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. With respect to each Fund, the order cut-off time for orders to purchase Creation Units is 3:00 p.m. Eastern time, which time may be modified by a Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

The following replaces the first paragraph of the “Purchase and Redemption of Shares in Creation Units – Procedures for Redemption of Creation Units” section on page 26 of the Funds’ SAI.

Procedures for Redemption of Creation Units. Orders to redeem Creation Units of the Funds must be submitted in proper form to the Transfer Agent prior to 3:00 p.m. Eastern time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

Please retain this Supplement with your SAI for future reference.